Shire Pharmaceuticals Group plc
Hampshire International Business Park,
Chineham, Basingstoke RG24 8EP  UK
Tel +44 1256 894000 Fax +44 1256 894708
http://www.shire.com


                                                         SHIRE


Basingstoke, UK - 15 April 2003 - Shire Pharmaceuticals Group plc (LSE: SHP,
NASDAQ: SHPGY; TSX: SHQ) today releases historical financial results for 2002.

As indicated during the 2002 year end results presentation, the results for all quarterly periods previously presented during 2002 have been restated to reflect the disposal of our US OTC business, which has been accounted for as a discontinued operation. In addition, income in respect of equity method investees has been shown in a separate caption within the statement of operations.

This statement is being published to provide the investment community with a complete historic quarterly analysis of the 2002 unaudited statement of operations that reflect these presentational changes.

For further information please contact:

Global

Gordon Ngan - Investor Relations                     +44 1256 894 160

Notes to editors

Shire Pharmaceuticals Group plc

Shire Pharmaceuticals Group plc (Shire) is a rapidly growing international emerging pharmaceutical company with a strategic focus on four therapeutic areas
- central nervous system disorders (CNS), gastro intestinal (GI), oncology, and anti-infectives. Shire also has three platform technologies: advanced drug delivery, lead optimisation for small molecules and Biologics. Shire's core strategy is based on research and development combined with in-licensing and a focus on eight key pharmaceutical markets.

For further information on Shire, please visit the Company's website: www.shire.com

THE "SAFE HARBOR" STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

Statements included herein that are not historical facts, are forward-looking statements. Such forward-looking statements involve a number of risks and uncertainties and are subject to change at any time. In the event such risks or uncertainties materialise, Shire's results could be materially affected. The risks and uncertainties include, but are not limited to, risks associated with the inherent uncertainty of pharmaceutical research, product development and commercialisation, patents, government regulation and approval, including but not limited to the expected product approval date of lanthanum carbonate (FOSRENOL(TM)), the impact of competitive products, including but not limited to the impact of same on Shire's ADHD franchise, and other risks and uncertainties detailed from time to time in our filings, including the Annual Report filed on Form 10-K by Shire with the Securities and Exchange Commission.

Shire Pharmaceuticals Group plc
Hampshire International Business Park,
Chineham, Basingstoke RG24 8EP  UK
Tel +44 1256 894000 Fax +44 1256 894708
http://www.shire.com



Results for 2002 by Quarter
Unaudited

                                               Q1 2002        Q2 2002        Q3 2002        Q4 2002       YR 2002
                                                  $000           $000           $000           $000          $000
Revenues:
Product sales                                  196,507        206,861        205,504        250,516       859,388

Licensing and development                          682            923            726            733         3,064

Royalties                                       39,576         40,512         43,485         51,239       174,812

Other revenues                                     217          (212)              5             24            34
                                         -------------- -------------- -------------- -------------- -------------

Total revenues                                 236,982        248,084        249,720        302,512     1,037,298

Costs and expenses:

Cost of product sales                           25,020         29,721         31,768         47,173       133,682

Research and development                        49,729         46,802         42,026         50,622       189,179

Selling, general and administrative             81,767         84,197         82,351         82,497       330,812

Losses on dispositions of assets                     -            116             37          1,223         1,376
                                         -------------- -------------- -------------- -------------- -------------

Total operating expenses                       156,516        160,836        156,182        181,515       655,049
                                         -------------- -------------- -------------- -------------- -------------

Earnings before interest, tax,
depreciation and amortisation                   80,466         87,248         93,538        120,997       382,249
Depreciation and amortisation                   10,173         12,139         12,548         20,351        55,211
                                         -------------- -------------- -------------- -------------- -------------

Operating income                                70,293         75,109         80,990        100,646       327,038

Interest income                                  4,731          4,820          5,142          4,843        19,536

Interest expense                               (1,977)        (1,796)        (2,280)        (3,199)       (9,252)

Other income/(expense), net                      1,141          (910)            200        (8,693)       (8,262)
                                         -------------- -------------- -------------- -------------- -------------

Total other income/(expense), net                3,895          2,114          3,062        (7,049)         2,022
                                         -------------- -------------- -------------- -------------- -------------


Income from continuing operations
before income taxes and equity in
earnings of equity method investees             74,188         77,223         84,052         93,597       329,060

Income taxes                                  (19,757)       (21,323)       (22,954)       (24,316)      (88,350)
Equity in earnings of equity method
investees                                          744          1,855            704        (1,635)         1,668
                                         -------------- -------------- -------------- -------------- -------------

Income from continuing operations
                                                55,175         57,755         61,802         67,646       242,378
Income from discontinued operations              1,627          1,552          1,783          1,146         6,108
Gain on sale of discontinued operations
                                                     -              -              -          2,083         2,083
                                         -------------- -------------- -------------- -------------- -------------
Net income                                      56,802         59,307         63,585         70,875       250,569
                                         ============== ============== ============== ============== =============


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

Shire Pharmaceuticals Group plc
Hampshire International Business Park,
Chineham, Basingstoke RG24 8EP  UK
Tel +44 1256 894000 Fax +44 1256 894708
http://www.shire.com





Results for 2002 by Quarter
Unaudited
                                               Q1 2002        Q2 2002        Q3 2002        Q4 2002       YR 2002
                                                  $000           $000           $000           $000          $000
EPS information
---------------
Net income for basic EPS                        56,802         59,307         63,585         70,875       250,569

Add back:

Interest charged on convertible debt             1,397          1,411          1,380          1,397         5,585
                                         ------------------------------------------------------------------------

Net income for diluted EPS                      58,199         60,718         64,965         72,272       256,154
                                         ------------------------------------------------------------------------

EPS (per ordinary share)
------------------------
Net income  - basic                              11.4c          11.9c          12.7c          14.1c         50.0c

Net income  - diluted                            11.1c          11.6c          12.4c          13.8c         49.0c

EPS (per ADS)
-------------
Net income - basic                               34.1c          35.6c          38.1c          42.4c        150.1c

Net income - diluted                             33.3c          34.8c          37.2c          41.5c        147.1c

Weighted average no. shares

Ordinary - basic                           499,926,390    500,365,947    501,026,581    501,411,413   500,687,594

Ordinary - diluted                         524,865,259    523,990,414    524,130,078    522,473,225   522,418,246

Weighted average no. of shares

ADS - basic                                166,642,130    166,788,649    167,008,860    167,137,138   166,895,865

ADS - diluted                              174,955,086    174,663,471    174,710,026    174,157,742   174,139,415

Ratio analysis
--------------
% Product Sales:

Gross profit                                       87%            86%            85%            81%           84%

S, G & A                                           42%            41%            40%            33%           38%

% Total Revenues:

R&D                                                21%            19%            17%            17%           18%

Total operating expenses (excl D&A)                66%            65%            63%            60%           63%

Operating income pre R & D                         51%            49%            49%            50%           50%

Operating income                                   30%            30%            32%            33%           32%

Net income                                         24%            24%            25%            23%           24%


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